                                                                      Exhibit 99


B03L_MKT2 - Price/Yield - 1A2

Balance               $40,000,000.00      Delay               24
Initial Coupon        3.2816546           Dated               12/1/2003
Settle                12/23/2003          First Payment       1/25/2004

                    10 CPR To Roll   15 CPR To Roll   20 CPR To Roll   22 CPR To Roll    25 CPR To Roll
Price                   Yield            Yield            Yield            Yield             Yield
-----               --------------   --------------   --------------   --------------    --------------
99.73280                3.325            3.326            3.328            3.329             3.330
99.76405                3.311            3.312            3.313            3.313             3.313
99.79530                3.298            3.297            3.297            3.297             3.296
99.82655                3.284            3.283            3.281            3.280             3.279
99.85780                3.271            3.268            3.265            3.264             3.262
99.88905                3.257            3.254            3.250            3.248             3.245
99.92030                3.244            3.239            3.234            3.232             3.228
99.95155                3.230            3.225            3.218            3.215             3.211
99.98280                3.217            3.210            3.203            3.199             3.194
100.01405               3.204            3.196            3.187            3.183             3.177
100.04530               3.190            3.181            3.171            3.167             3.160
100.07655               3.177            3.167            3.155            3.151             3.143
100.10780               3.163            3.152            3.140            3.134             3.126
100.13905               3.150            3.138            3.124            3.118             3.109
100.17030               3.136            3.123            3.108            3.102             3.092
100.20155               3.123            3.109            3.093            3.086             3.075
100.23280               3.110            3.094            3.077            3.070             3.058
100.26405               3.096            3.080            3.062            3.054             3.041
100.29530               3.083            3.065            3.046            3.038             3.024
100.32655               3.069            3.051            3.030            3.021             3.007
100.35780               3.056            3.036            3.015            3.005             2.990

WAL                     2.459            2.275            2.100            2.033             1.934
Mod Durn                2.319            2.149            1.987            1.925             1.834
Principal Window   01/04 - 11/06    01/04 - 11/06    01/04 - 11/06    01/04 - 11/06     01/04 - 11/06
LIBOR_1YR               1.49875          1.49875          1.49875          1.49875           1.49875

                     30 CPR To Roll   40 CPR To Roll   50 CPR To Roll     60 CPR To Roll     70 CPR To Roll
Price                    Yield            Yield            Yield              Yield              Yield
-----                --------------   --------------   --------------     --------------     --------------
99.73280                 3.333            3.338            3.345              3.354              3.366
99.76405                 3.314            3.316            3.319              3.322              3.326
99.79530                 3.296            3.294            3.292              3.290              3.286
99.82655                 3.277            3.272            3.266              3.257              3.246
99.85780                 3.259            3.250            3.239              3.225              3.206
99.88905                 3.240            3.228            3.213              3.193              3.166
99.92030                 3.222            3.206            3.186              3.161              3.126
99.95155                 3.203            3.184            3.160              3.128              3.086
99.98280                 3.185            3.162            3.134              3.096              3.046
100.01405                3.166            3.140            3.107              3.064              3.006
100.04530                3.148            3.118            3.081              3.032              2.966
100.07655                3.129            3.096            3.055              3.000              2.927
100.10780                3.111            3.074            3.028              2.968              2.887
100.13905                3.092            3.053            3.002              2.936              2.847
100.17030                3.074            3.031            2.976              2.904              2.807
100.20155                3.055            3.009            2.949              2.872              2.768
100.23280                3.037            2.987            2.923              2.840              2.728
100.26405                3.019            2.965            2.897              2.808              2.688
100.29530                3.000            2.943            2.871              2.776              2.649
100.32655                2.982            2.921            2.844              2.744              2.609
100.35780                2.963            2.900            2.818              2.712              2.570

WAL                      1.778            1.491            1.236              1.010              0.810
Mod Durn                 1.688            1.422            1.183              0.971              0.783
Principal Window    01/04 - 11/06    01/04 - 11/06    01/04 - 11/06      01/04 - 11/06      01/04 - 11/06
LIBOR_1YR                1.49875          1.49875          1.49875            1.49875            1.49875

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B03L_MKT2 - Price/Yield - 1A3

Balance                     $1,301,000.00       Delay              24
Initial Coupon              3.2816546           Dated              12/1/2003
Settle                      12/23/2003          First Payment      1/25/2004

                    10 CPR To Roll     15 CPR To Roll      20 CPR To Roll     25 CPR To Roll
Price                   Yield              Yield               Yield              Yield
-----               --------------     --------------      --------------     --------------
98-26.00                3.725              3.758               3.796              3.837
98-27.00                3.711              3.744               3.780              3.820
98-28.00                3.697              3.729               3.764              3.803
98-29.00                3.684              3.714               3.748              3.785
98-30.00                3.670              3.699               3.732              3.768
98-31.00                3.657              3.685               3.716              3.751
99-00.00                3.643              3.670               3.700              3.733
99-01.00                3.629              3.655               3.684              3.716
99-02.00                3.616              3.640               3.668              3.699
99-03.00                3.602              3.626               3.652              3.682
99-04.00                3.588              3.611               3.636              3.664
99-05.00                3.575              3.596               3.620              3.647
99-06.00                3.561              3.582               3.604              3.630
99-07.00                3.548              3.567               3.589              3.613
99-08.00                3.534              3.552               3.573              3.595
99-09.00                3.520              3.538               3.557              3.578
99-10.00                3.507              3.523               3.541              3.561
99-11.00                3.493              3.508               3.525              3.544
99-12.00                3.480              3.494               3.509              3.527
99-13.00                3.466              3.479               3.493              3.509
99-14.00                3.453              3.464               3.478              3.492

WAL                     2.459              2.275               2.100              1.934
Mod Durn                2.312              2.141               1.978              1.824
Principal Window    01/04 - 11/06      01/04 - 11/06       01/04 - 11/06      01/04 - 11/06
LIBOR_1YR               1.49875            1.49875             1.49875            1.49875

                    30 CPR To Roll     40 CPR To Roll      50 CPR To Roll     60 CPR To Roll     70 CPR To Roll
Price                   Yield              Yield               Yield              Yield              Yield
-----               --------------     --------------      --------------     --------------     --------------
98-26.00                3.884              3.993               4.133              4.316              4.561
98-27.00                3.865              3.971               4.106              4.283              4.520
98-28.00                3.846              3.948               4.079              4.250              4.479
98-29.00                3.827              3.926               4.052              4.217              4.438
98-30.00                3.808              3.904               4.025              4.184              4.398
98-31.00                3.789              3.881               3.998              4.151              4.357
99-00.00                3.771              3.859               3.971              4.118              4.316
99-01.00                3.752              3.836               3.945              4.086              4.275
99-02.00                3.733              3.814               3.918              4.053              4.234
99-03.00                3.714              3.792               3.891              4.020              4.193
99-04.00                3.696              3.770               3.864              3.987              4.153
99-05.00                3.677              3.747               3.837              3.954              4.112
99-06.00                3.658              3.725               3.810              3.922              4.071
99-07.00                3.639              3.703               3.784              3.889              4.031
99-08.00                3.621              3.680               3.757              3.856              3.990
99-09.00                3.602              3.658               3.730              3.824              3.949
99-10.00                3.583              3.636               3.703              3.791              3.909
99-11.00                3.565              3.614               3.677              3.758              3.868
99-12.00                3.546              3.592               3.650              3.726              3.828
99-13.00                3.527              3.569               3.623              3.693              3.787
99-14.00                3.509              3.547               3.596              3.661              3.747

WAL                     1.778              1.491               1.236              1.010              0.810
Mod Durn                1.678              1.411               1.172              0.960              0.773
Principal Window    01/04 - 11/06      01/04 - 11/06       01/04 - 11/06      01/04 - 11/06      01/04 - 11/06
LIBOR_1YR               1.49875            1.49875             1.49875            1.49875            1.49875

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B03L_MKT2 - Price/Yield - 2A1

Balance                     $264,656,000.00     Delay              24
Initial Coupon              4.0795624           Dated              12/1/2003
Settle                      12/23/2003          First Payment      1/25/2004

                   10 CPR To Roll     15 CPR To Roll      20 CPR To Roll     25 CPR To Roll
Price                  Yield              Yield               Yield              Yield
-----              --------------     --------------      --------------     --------------
99.68600               4.127              4.129               4.131              4.133
99.71725               4.118              4.118               4.119              4.119
99.74850               4.109              4.108               4.107              4.106
99.77975               4.099              4.097               4.095              4.093
99.81100               4.090              4.087               4.083              4.079
99.84225               4.081              4.076               4.071              4.066
99.87350               4.071              4.066               4.059              4.052
99.90475               4.062              4.055               4.048              4.039
99.93600               4.053              4.045               4.036              4.026
99.96725               4.043              4.034               4.024              4.012
99.99850               4.034              4.024               4.012              3.999
100.02975              4.025              4.013               4.000              3.986
100.06100              4.016              4.003               3.988              3.972
100.09225              4.006              3.992               3.977              3.959
100.12350              3.997              3.982               3.965              3.946
100.15475              3.988              3.971               3.953              3.932
100.18600              3.978              3.961               3.941              3.919
100.21725              3.969              3.950               3.929              3.906
100.24850              3.960              3.940               3.918              3.893
100.27975              3.951              3.929               3.906              3.879
100.31100              3.941              3.919               3.894              3.866

WAL                    3.729              3.286               2.900              2.559
Mod Durn               3.354              2.970               2.635              2.337
Principal Window   01/04 - 11/08      01/04 - 11/08       01/04 - 11/08      01/04 - 11/08

LIBOR_1YR              1.49875            1.49875             1.49875            1.49875

                    30 CPR To Roll     40 CPR To Roll      50 CPR To Roll     60 CPR To Roll     70 CPR To Roll
Price                   Yield              Yield               Yield              Yield              Yield
-----               --------------     --------------      --------------     --------------     --------------
99.68600                4.135              4.141               4.148              4.156              4.168
99.71725                4.120              4.121               4.123              4.125              4.128
99.74850                4.105              4.102               4.099              4.094              4.089
99.77975                4.090              4.083               4.074              4.063              4.049
99.81100                4.075              4.064               4.050              4.032              4.010
99.84225                4.060              4.045               4.026              4.001              3.970
99.87350                4.044              4.025               4.001              3.971              3.931
99.90475                4.029              4.006               3.977              3.940              3.891
99.93600                4.014              3.987               3.953              3.909              3.852
99.96725                3.999              3.968               3.928              3.878              3.813
99.99850                3.984              3.949               3.904              3.847              3.773
100.02975               3.969              3.930               3.880              3.816              3.734
100.06100               3.954              3.911               3.856              3.785              3.695
100.09225               3.939              3.892               3.831              3.755              3.655
100.12350               3.924              3.873               3.807              3.724              3.616
100.15475               3.909              3.853               3.783              3.693              3.577
100.18600               3.894              3.834               3.759              3.662              3.538
100.21725               3.879              3.815               3.734              3.632              3.499
100.24850               3.864              3.796               3.710              3.601              3.460
100.27975               3.849              3.777               3.686              3.570              3.421
100.31100               3.834              3.758               3.662              3.540              3.382

WAL                     2.257              1.757               1.369              1.067              0.830
Mod Durn                2.072              1.631               1.284              1.011              0.793
Principal Window    01/04 - 11/08      01/04 - 11/08       01/04 - 11/08      01/04 - 11/08      01/04 - 11/08

LIBOR_1YR               1.49875            1.49875             1.49875            1.49875            1.49875

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.